Debt	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
Debt	Debt

(in millions of $)	Financing company	December 31, 2025	December 31, 2024	Maturity dates
Vessel financing (Mount Norefjell)	AVIC	56.2	58.8	March 2030
Vessel financing (Mount Ita)	AVIC	56.2	58.8	March 2030
Vessel financing (Mount Etna)	AVIC	56.8	59.3	April 2030
Vessel financing (Mount Blanc)	AVIC	56.7	59.3	May 2030
Vessel financing (Mount Matterhorn)	CCBFL	58.3	60.5	July 2030
Vessel financing (Mount Neblina)	CCBFL	58.3	60.5	August 2030
Vessel financing (Mount Hua)	Jiangsu	59.5	61.6	January 2031
Vessel financing (Mount Bandeira)	Jiangsu	59.5	61.6	January 2031
Vessel financing (Mount Elbrus)	CCBFL	59.3	61.5	January 2031
Vessel financing (Mount Denali)	CCBFL	59.8	62.0	April 2031
Vessel financing (Mount Aconcagua)	CCBFL	60.0	62.0	June 2031
Vessel financing (Mount Emai)	CCBFL	60.0	62.0	June 2031
Total debt, gross		700.6	727.9
Less: Deferred finance charges		(11.4)	(14.0)
Total debt, net of deferred finance charges		689.2	713.9
Less: Current portion of long-term debt, net of deferred finance charges		(23.6)	(24.3)
Long-term debt, net of deferred finance charges		665.6	689.6

The total debt, gross of deferred finance charges, as of December 31, 2025, is repayable as follows:

Year ending December 31, 2025
(in millions of $)
2026	26.1
2027	27.6
2028	29.6
2029	31.5
2030	303.6
Thereafter	282.2
Total	700.6

AVIC International Leasing Co., Ltd. (“AVIC”) – Sale and leaseback financing arrangements

The Company has sale and leaseback arrangements with AVIC for “Mount Norefjell,” “Mount Ita,” “Mount Etna” and “Mount Blanc” accounted for as financing transactions. Upon delivery of the relevant vessels from New Times Shipyard in 2023, the vessels were sold to companies owned by AVIC and chartered back on seven-year bareboat charters which include purchase options each year from year 3 until the end of the bareboat period. The first purchase option in year 3 is at a price of $56.9 million, declining to $47.2 million after year 7.

In addition, AVIC partially financed the cost of installing scrubbers on the above vessels amounting to $2.2 million for each vessel. This is repayable in advance in 12 quarterly installments of $180,000 for each vessel, together with interest calculated as Overnight SOFR plus a margin of 4.5% and credit adjustment spread of 0.26161% from July 1, 2023. The last installment on the scrubber financing is repayable in February 2026.
Under the relevant financing agreements, payment of dividends or other distributions from each relevant subsidiary to the Company will only be allowed if immediately following such payment or distribution there will be maintained in the bank account an amount no less than the higher of (a) $3.6 million and (b) the aggregate of the bareboat rate under the facility and the operating expenses for the vessel that are payable within the following six months.

The fixed price purchase options in addition to the cash penalty of $25.0 million per vessel for not exercising any of the purchase options under the sale and leaseback transaction results in a failed sale and leaseback and therefore, the transaction is accounted for as a financing transaction.

In the year ended December 31, 2023, the Company drew down $200.0 million on the AVIC financing to pay scheduled installments.

CCB Financial Leasing Co., Ltd. (“CCBFL”) – Sale and leaseback financing arrangements

The Company has sale and leaseback arrangements with CCBFL for “Mount Matterhorn,” “Mount Neblina,” “Mount Elbrus,” “Mount Denali,” “Mount Aconcagua” and “Mount Emai” accounted for as financing transactions. Upon delivery of the relevant vessels from New Times Shipyard, the vessels were sold to companies owned and designated by CCBFL and chartered back on seven-year bareboat charters which include purchase options each year from year 3 until the end of the bareboat period. The first purchase option in year 3 is $56.0 million declining to $46.0 million after year 7.

The fixed price purchase options under the sale and leaseback transaction results in a failed sale and leaseback and the transaction is accounted for as a financing transaction.

In the year ended December 31, 2024, the Company drew down $196.9 million (2023: $160.6 million) on the financing to pay scheduled installments.

Jiangsu Financial Leasing Co. Ltd (“Jiangsu”) – Sale and leaseback financing arrangements

The Company has sale and leaseback arrangements with Jiangsu for “Mount Bandeira” and “Mount Hua” accounted for as financing transactions. Upon delivery of the relevant vessels from New Times Shipyard in January 2024, the vessels were sold to companies owned and designated by Jiangsu and chartered back on seven-year bareboat charters, which include purchase options each year from year 3 until the end of the bareboat period. The first purchase option in year 3 is $56.0 million and declines to $46.0 million after year 7.

The fixed price purchase options under the sale and leaseback transaction results in a failed sale and leaseback and therefore, the transaction is accounted for as a financing transaction.

In the year ended December 31, 2024, the Company drew down $98.6 million (2023: $27.4 million) on the financing to pay scheduled installments.

Each of our eight subsidiaries under our sale and leaseback arrangements with CCBFL and Jiangsu has been required to maintain a minimum cash balance equivalent to the bareboat hire payable within the next three months which amounts to approximately $1.5 million per vessel.

As of December 31, 2025 and 2024, the Company is required to maintain a total minimum cash balance of $12.3 million, which are included in cash and cash equivalents as there are no legal restrictions on the bank account.

The bareboat rate per day under the sale and leaseback arrangements is fixed for the bareboat period and the average bareboat rate per day for the sale leaseback arrangements with AVIC, CCBFL and Jiangsu is $16,567. The Company has classified the estimated amortization of the bareboat payments due within twelve months from December 31, 2025 and 2024 as “Current portion of long-term debt” in the consolidated balance sheets.

Under the sale and leaseback financing arrangements, we paid loan fees to AVIC, CCBFL and Compass Advisory Services Pte. Ltd. from the date we entered into the Sale and Leaseback Agreements up to the delivery date of the vessels which we net off against “Current portion of long-term debt” and “Long-term debt” in the Consolidated Balance Sheets. In the years ended December 31, 2024 and 2023, we paid loan fees of $2.3 million and $7.4 million, respectively.
Drew Holdings Limited. (“Drew”) – Revolving Credit Facility

As of December 31, 2025, the Company has a $10.0 million Revolving Credit Facility agreement with Drew, who is a significant shareholder in the Company. Refer to Note 17 for details on the terms of the agreement with Drew.

DNB Bridge Facility

In March 2023, the Company entered into an unsecured Bridge Facility with DNB Markets as arranger and DNB Bank ASA as lender and agent for a maximum amount of $15.0 million for general corporate purposes with a maturity date of September 1, 2023. Amounts outstanding under the Bridge Facility bore interest at SOFR plus a margin of 6% per annum. The Company drew down $7.5 million in March 2023 which it fully repaid in April 2023 from the proceeds of the IPO. Subsequently, the Bridge Facility was terminated in April 2023.

As of December 31, 2025 and 2024, we were in compliance with all of our covenants in each of our financing arrangements to the extent applicable.